UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2012
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BIOMIMETIC THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

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Delaware	000-51934	62-1786244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

389 Nichol Mill Lane, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)

(615) 844-1280
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 6, 2012, BioMimetic Therapeutics, Inc. (the “Company”) issued a press release announcing the results of its 30 patient Canadian Augment® Rotator Cuff Graft clinical trial.

On February 8, 2012, the Company issued a press release announcing that it will introduce AugmatrixTM Biocomposite Bone Graft, a new bone graft substitute product line, at its exhibit booth during the American Academy of Othopedic Surgeons meeting in San Francisco, CA.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 6, 2012.

99.2	Press Release dated February 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By:	/s/ Earl Douglas
Name: Earl Douglas Title: General Counsel

Date: February 10, 2012

Index to Exhibits

99.1	Press Release dated February 6, 2012.
99.2	Press Release dated February 8, 2012.